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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)          June 15, 1995
                             FIRST UNION CORPORATION
             (Exact name of registrant as specified in its charter)
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
       NORTH CAROLINA               1-10000            56-0898180
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
(State of other jurisdiction      (Commission        (IRS Employer
      of incorporation)          File Number)     Identification No.)
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         ONE FIRST UNION CENTER
        CHARLOTTE, NORTH CAROLINA            28288-0013
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(Address of principal executive offices)     (Zip Code)
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Registrant's telephone number, including area code         (704)374-6565
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.
     Attached hereto as Exhibit (99) is a copy of the form of the Second Amendment to the Corporation's Shareholder Protection Rights Agreement, dated as of December 18, 1990 (the "Rights Agreement"). The Second Amendment was entered into, and became effective, as of June 15, 1995. Generally described, the Second Amendment provides that a Person (as defined in the Rights Agreement) may, under circumstances set forth more specifically therein, become an Acquiring Person (as defined in the Rights Agreement) if it acquires "control" of the Corporation within the meaning of the Bank Holding Company Act of 1956.
                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         FIRST UNION CORPORATION
Date: June 20, 1995                      By: /s/Kent S. Hathaway
                                             NAME: KENT S. HATHAWAY
                                           TITLE: SENIOR VICE PRESIDENT
                                       1

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                                 EXHIBIT INDEX
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EXHIBIT NO.                  DESCRIPTION
 (99)         Form of Second Amendment, dated as of June
              15, 1995, to the Corporation's Shareholder
              Protection Rights Agreement, dated as of December 18, 1990.
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